Property, Plant and Equipment	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

7. Property, Plant and Equipment

	(in thousands) December 31,
	2017	2016

Land and improvements	$639,878	$602,218
Buildings and improvements	1,249,350	1,169,064
Machinery and equipment	10,937,416	10,524,030
Proved oil and gas properties	556,507	551,019
Leasehold interest in unproved oil and gas properties	165,000	165,000
Construction in process and equipment deposits	241,820	224,677

	13,789,971	13,236,008
Less accumulated depreciation	(8,696,824)	(8,157,358)

	$5,093,147	$5,078,650

The estimated useful lives primarily range from 5 to 25 years for land improvements, 4 to 40 years for buildings and improvements and 2 to 15 years for machinery and equipment. The useful life for proved oil and gas properties is based on the unit-of-production method and varies by well.

Given the natural gas pricing environment, Nucor performed an impairment assessment of its proved producing natural gas well assets in December 2017. One of the main assumptions that most significantly affects the undiscounted cash flows determination is management’s estimate of future natural gas prices. The pricing used in this impairment assessment was developed by management based on projected natural gas market supply and demand dynamics. Management also makes key estimates on the expected reserve levels and on the expected drilling production costs. This analysis was performed on each of Nucor’s three groups of wells, with each group defined by common geographic location. Each of Nucor’s three groups of wells passed the impairment test. The combined carrying value of the three groups of wells was $252.0 million at December 31, 2017. Changes in the natural gas industry or a prolonged low price environment beyond what had already been assumed in the analysis could cause management to revise the natural gas price assumptions, the estimated reserves or the estimated drilling production costs. Unfavorable revisions to these assumptions or estimates could possibly result in an impairment of some or all of the groups of proved well assets.

On October 1, 2016, Nucor purchased 49% of Encana Oil & Gas (USA) Inc.’s leasehold interest in unproved oil and gas properties covering approximately 54,000 acres in the South Piceance Basin for $165.0 million.

In the fourth quarter of 2015, we determined that certain assets, the majority of which were engineering and equipment related to a blast furnace project at our St. James Parish, Louisiana site, would not be utilized in the future. As a result of this determination, Nucor recorded an $84.1 million impairment charge for the entire balance of those assets, which is included in the raw materials segment. The impairment charge is included in impairments and losses on assets in the consolidated statement of earnings in 2015. The assets that were impaired, the majority of which were acquired in 2008, were a viable option until the decision was made in the fourth quarter of 2015 that such assets would not be utilized. The decision about whether or not to move forward with construction of the blast furnace utilizing these assets was delayed to focus on the construction of the direct reduced iron (“DRI”) plant at the site. The decision was further delayed because of challenging industry conditions, particularly increased excess steel capacity, both domestically and globally. In the meantime, technology advances and supply and demand in the raw materials market led management to reconsider its plans for the previously proposed blast furnace.